SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 18, 1998
                                                 --------------

                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                        0-22616                       52-1822078
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                             10022
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(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's Telephone Number, including area code (212)906-8440
                                                           -------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

     On March 18, 1998, NTL Incorporated ("NTL") announced that it is calling for redemption all of its $191,750,000 principal amount of 7-1/4% Convertible Subordinated Notes due 2005 (Cusip No. 459216 AB3). Notices of this redemption are being given to all noteholders by the Trustee. The redemption date is April 20, 1998 and the redemption price is 105.08% of the principal amount, plus accrued and unpaid interest through the date of redemption. The Notes are convertible into Common Stock at the conversion price of $27.56 per share through April 17, 1998. On March 17, 1998 the closing price on Nasdaq for the Common Stock was $42.75.

     A copy of the press release issued by the Company regarding this announcement is attached hereto as an exhibit and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

            Exhibits

      99    Press Release issued March 18, 1998.

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NTL INCORPORATED
                                      (Registrant)


                                    By: /s/ Richard J. Lubasch
                                    -----------------------------
                                    Name:  Richard J. Lubasch
                                    Title: Senior Vice President-
                                            General Counsel


Dated: March 19, 1998

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                     Page


99    Press Release issued March 18, 1998.